UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2026

SOUNDHOUND AI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-40193	85-1286799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5400 Betsy Ross Drive
Santa Clara, CA	95054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(408) 441-3200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $0.0001 par value per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The Merger Agreement

On April 21, 2026, SoundHound AI, Inc., a Delaware corporation (the “Company”), entered into a Merger Agreement (the “Merger Agreement”), by and among the Company, Lightspeed Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”), and LivePerson, Inc., a Delaware corporation (“LivePerson”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into LivePerson (the “Merger”), with LivePerson surviving the Merger as an indirect wholly owned subsidiary of the Company. All defined terms used in this summary of the Merger Agreement that are not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the date and time the Merger becomes effective (the “Effective Time”), each share of common stock, par value $0.001 per share, of LivePerson (“LivePerson Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares) will be automatically converted into the right to receive a number of shares of Class A common stock of the Company, par value $0.0001 per share (“Company Common Stock”) equal to (a) the Closing Merger Consideration (as defined below), divided by (b) the total number of shares of LivePerson Common Stock that are issued and outstanding, or that are issuable upon the conversion, exercise or settlement in full of any rights to acquire LivePerson Common Stock, as of immediately prior to the Effective Time (such number of shares, the “Fully Diluted Common Number”, and the result of the calculation set forth in the foregoing clauses (a) and (b), the “Per Share Merger Consideration”). It is expected that the Merger will not qualify as a tax-free reorganization for U.S. federal income tax purposes.

The aggregate amount of consideration payable by the Company to holders of LivePerson Common Stock in connection with the Merger pursuant to the terms of the Merger Agreement will be a number of shares of Company Common Stock equal to the quotient of (a) the Aggregate Consideration Amount (as defined below), divided by (b) the Company Closing Stock Price (the “Closing Merger Consideration”).

The “Aggregate Consideration Amount” refers to an amount equal to (a) $42,784,532.64, minus (b) the LivePerson Shortfall Cash (as defined below), plus (c) the aggregate dollar amount of the exercise prices of all In-the-Money Options (as defined below) (other than options assumed by the Company and converted into an option to acquire shares of the Company Common Stock, in accordance with the terms of the Merger Agreement). “LivePerson Shortfall Cash” refers to an amount equal to (x) $74,000,000 (or, solely for purposes of the Merger Agreement, $71,000,000 if the Closing occurs in July), minus (y) the aggregate principal amount of LivePerson’s 0% convertible notes due 2026 (the “2026 Convertible Notes”) repurchased by LivePerson between April 1, 2026 and the Closing Date (the figure resulting from clause (x) minus clause (y), “LivePerson Minimum Cash”), minus (z) the cash and cash equivalents on LivePerson’s balance sheet as of 12:01 a.m. Pacific Time on the Closing Date (net of certain LivePerson transaction expenses) (the foregoing clause (z), the “LivePerson Cash Balance”); provided that, if a negative number results from such calculation, “LivePerson Shortfall Cash” will be $0. The “Company Closing Stock Price” refers to the price per share of Company Common Stock derived from the average of the daily volume weighted average prices of a share of Company Common Stock on the Nasdaq on each of the ten (10) consecutive trading days ending on (and including) the trading day that is three (3) trading days prior to the Closing Date, rounded down to the nearest penny, as reported by Bloomberg; provided that, in the event such price per share (I) exceeds $12 per share, “Company Closing Stock Price” will be $12 per share or (II) falls below $7 per share, “Company Closing Stock Price” will be $7 per share.

The Merger Agreement provides that, at the Effective Time, (i) each option to purchase shares of LivePerson Common Stock (a “LivePerson Option”) with a per-share exercise price less than the product of the Per Share Merger Consideration multiplied by the Company Closing Stock Price (each, an “In-the-Money Option”) and held by any individual who is not an “employee” of the Company within the meaning of Form S-8 as of immediately after the Effective Time will be entitled to receive the Per Share Merger Consideration applicable to the number of shares covered by such LivePerson Option, net of the applicable exercise price and less applicable tax withholdings; (ii) each LivePerson Option that is not an In-the-Money Option will be cancelled for no consideration; (iii) restricted stock units with respect to shares of LivePerson Common Stock (the “LivePerson RSUs”) held by non-employee directors of LivePerson and each LivePerson RSU that has vested but not yet settled will be entitled to receive the Per Share Merger Consideration in respect of each LivePerson RSU, less applicable tax withholdings; (iv) all other In-the-Money Options and LivePerson RSUs will be assumed by the Company and converted into corresponding awards denominated in shares of Company Common Stock in accordance with the terms set forth in the Merger Agreement and (v) all warrants to purchase shares of LivePerson Common Stock will be cancelled for no consideration. The Merger Agreement also provides that in the event the treatment, as set forth in (i)–(iv) above, of any LivePerson Options or LivePerson RSUs held by persons outside of the United States would be administratively burdensome to the Company, the Company may either cash out such equity awards or convert them into cash-based awards that continue to vest on the same schedule.

Under the terms of the Merger Agreement, completion of the Merger is subject to customary closing conditions, including, among others (a) the adoption of the Merger Agreement by the stockholders of LivePerson; (b) the absence of any law, order or other legal impediment prohibiting the consummation of the Merger; (c) the receipt of approvals under certain applicable foreign direct investment laws; (d) the approval for listing the shares of Company Common Stock issuable to the stockholders of LivePerson pursuant to the Merger Agreement on the Nasdaq; (e) the effectiveness of the Company’s registration statement on Form S-4; (f) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (g) the performance or compliance by the Company and LivePerson with the covenants in the Merger Agreement in all material respects; (h) the absence of a material adverse effect on LivePerson (as defined in the Merger Agreement); and (i) the consummation of the Notes Restructuring Transactions (as defined below).

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Merger Sub and LivePerson, including, among others, covenants by LivePerson regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. LivePerson is required, among other things, not to solicit alternative business combination transactions and, subject to certain exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction.

Both the Company and LivePerson may terminate the Merger Agreement under specified circumstances, including (a) if the Merger is not completed by October 21, 2026 (which date may be extended to December 5, 2026 if certain regulatory approvals have not been obtained); (b) if LivePerson fails to obtain stockholder approval; (c) if the board of directors of LivePerson makes an adverse recommendation change with respect to the Merger or commits a material breach of its non-solicitation obligations; (d) if the board of directors of LivePerson terminates to accept a superior acquisition proposal; or (e) if the Notes Restructuring Transactions are terminated for any reason. The Merger Agreement further provides that LivePerson is required to pay the Company a termination fee of $5,000,000, plus the Company’s transaction expenses, if the Merger Agreement is terminated under certain specified circumstances, including if the board of directors of LivePerson changes or withdraws its recommendation of the Merger, terminates the Merger Agreement to enter into an agreement with respect to a superior acquisition proposal or if the Notes Restructuring Transactions terminate for any reason or otherwise fail to consummate by the Outside Date (as defined in the Merger Agreement), except where such termination or failure to consummate primarily resulted from the Company’s material breach of the Notes Restructuring Agreement; provided that where a termination fee is payable in connection with the failure to consummate, or termination of, the Note Restructuring Transactions, the obligation to reimburse the Company’s transaction expenses will be capped at $3,750,000.

The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger have been unanimously approved by LivePerson’s board of directors, and LivePerson’s board of directors has resolved to recommend to the stockholders of LivePerson to adopt the Merger Agreement, subject to its terms and conditions.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or LivePerson. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential disclosure letter provided by LivePerson to the Company in connection with the signing of the Merger Agreement and in filings of the parties with the United States Securities and Exchange Commission (the “SEC”). The confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purposes of allocating risk between the Company and LivePerson rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterization of the actual state of facts about the Company, Merger Sub or LivePerson.

The Notes Restructuring Agreement

On April 21, 2026, concurrently with the execution and delivery of the Merger Agreement, the Company entered into a Notes Restructuring Agreement (the “Notes Restructuring Agreement”) with LivePerson and each of the holders of LivePerson’s First Lien Convertible Secured Notes due 2029 (the “First Lien Secured Notes”) and LivePerson’s Second Lien Senior Subordinated Secured Notes due 2029 (the “Second Lien Secured Notes” and, together with the First Lien Secured Notes, the “Secured Notes”), pursuant to which and on the terms and subject to the conditions thereof, among other things, the holders of the Secured Notes have agreed to release and deem satisfied the Secured Notes for the consideration contemplated thereby (the transactions contemplated by the Notes Restructuring Agreement, “Notes Restructuring Transactions”).

Upon consummation of the Notes Restructuring Transactions, on the terms and subject to the conditions set forth in the Notes Restructuring Agreement, each holder of First Lien Secured Notes has agreed to accept, in full and complete satisfaction of all obligations of LivePerson to such holder, (a) a number of shares of Company Common Stock equal to the quotient of (i) $178,007,733.68 (the “First Lien Holder Aggregate Consideration Amount”), divided by (ii) the Company Closing Stock Price and (b) an amount in cash paid by LivePerson concurrently with Closing in the amount of (i) accrued and unpaid interest on the First Lien Secured Notes held by such holder, plus (ii) 65% of any LivePerson Excess Cash.

Upon consummation of the Notes Restructuring Transactions, on the terms and subject to the conditions set forth in the Notes Restructuring Agreement, each holder of Second Lien Secured Notes has agreed to accept, in full and complete satisfaction of all obligations of LivePerson to such holder, such holder’s pro rata portion of (a) a number of shares of Company Common Stock equal to the quotient of (i) $83,207,733.68 (the “Second Lien Holder Aggregate Consideration Amount”), divided by (ii) the Company Closing Stock Price and (b) an amount in cash equal to (i) the principal amount of any 2026 Convertible Notes repurchased and retired by LivePerson between April 1, 2026 and the Closing, minus (ii) the amount of cash paid to repurchase such 2026 Convertible Notes, plus (iii) 35% of LivePerson Excess Cash.

“LivePerson Excess Cash” refers to the difference of (a) the LivePerson Cash Balance, minus (b) the LivePerson Minimum Cash; provided that, if a negative number results from such calculation, “LivePerson Excess Cash” shall be $0.

The shares of Company Common Stock to be issued in connection with the Notes Restructuring Transactions are expected to be issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes Restructuring Agreement provides the Company the option to elect, at any time before the close of business two business days prior to the Closing Date, to substitute an amount of cash in lieu of all or a portion of the stock consideration paid to the holders of Secured Notes, provided that (a) each holder of Secured Notes receives the same proportion of its consideration in cash and shares of Company Common Stock; (b) regardless of the Company Closing Stock Price, the proportion of consideration satisfied in cash shall be calculated assuming the stock consideration is worth the First Lien Holder Aggregate Consideration Amount and the Second Lien Holder Aggregate Consideration Amount, respectively and (c) in the event the Company Closing Stock Price is greater than $12 per share, the Company shall not be entitled to substitute cash for more than 50% of the stock consideration.

Under the terms of the Notes Restructuring Agreement, completion of the Notes Restructuring Transactions is subject to customary closing conditions, including (a) the absence of any order or other legal impediment prohibiting the consummation of the Notes Restructuring Transactions; (b) the closing conditions under the Merger Agreement being satisfied or waived (other than the consummation of the Notes Restructuring Transactions); (c) the requisite securities law filings having been made; (d) the approval for listing the shares of Company Common Stock issuable to the holder of the Secured Notes pursuant to the Notes Restructuring Agreement on the Nasdaq; (e) the accuracy of the parties’ respective representations and warranties in the Notes Restructuring Agreement, subject to specified materiality qualifications; (f) the performance or compliance by the Company, LivePerson and the holders of Secured Notes with the covenants in the Notes Restructuring Agreement in all material respects; (g) the delivery of all required payments under the Notes Restructuring Agreement; (h) the entry into a registration rights agreement in respect of the shares of Company Common Stock issuable to the holders of the Secured Notes; and (i) the substantially contemporaneous consummation of the Notes Restructuring Transactions by the holders of the First Lien Secured Notes and the holders of the Second Lien Secured Notes.

The Notes Restructuring Agreement contains customary representations, warranties and covenants made by each of the parties, including, among others, that the shares of Company Common Stock issued in connection with the Notes Restructuring Transactions will be eligible for resale pursuant to an effective registration statement filed by the Company with the SEC. The holders of Secured Notes are required, among other things, not to solicit alternative business combination or note restructuring transactions and not to engage in discussions or negotiations regarding an alternative business combination or note restructuring transaction.

The Notes Restructuring Agreement automatically terminates upon any termination of the Merger Agreement in accordance with its terms. Additionally, each of the parties may terminate the Notes Restructuring Agreement under specified circumstances, including if the Notes Restructuring Transactions are not completed on or prior to the fifth business day following the Outside Date (as defined in the Merger Agreement). The holders of the First Lien Secured Notes are entitled to terminate the Notes Restructuring Agreement upon (a) any failure by LivePerson to pay amounts due under the indenture or other agreements governing the First Lien Secured Notes or (b) a breach of certain provisions of the indenture governing the First Lien Secured Notes, in each case, subject to cure rights of LivePerson and the Company.

The Notes Restructuring Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the Notes Restructuring Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 under the header “The Notes Restructuring Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure

On April 21, 2026, the Company and LivePerson issued a joint press release announcing execution of the Merger Agreement and the Notes Restructuring Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Statement Regarding Forward-Looking Information

This communication contains statements the Company, LivePerson, the proposed transactions described herein and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions. Statements in this communication concerning (i) the Company’s or LivePerson’s expected future financial position, results of operations, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management and (ii) the Company’s proposed acquisition of LivePerson, the expected benefits of the proposed acquisition, including with respect to the business outlook or future economic performance, and product or services line growth, the structure of the proposed acquisition, the closing date of the proposed acquisition, and plans following the closing of the proposed acquisition, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company and LivePerson are unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: (a) the risk that the transactions described herein will not be completed or will not provide the expected benefits; (b) the failure to timely or at all obtain LivePerson stockholder approval for the Merger; (c) the inability to obtain required regulatory approvals for the Merger; (d) the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transactions; (e) the risk that a condition to closing of the proposed transactions may not be satisfied on a timely basis or at all; (f) the possible occurrence of an event, change or other circumstance that would give rise to the termination of the Merger Agreement; (g) the risk of stockholder litigation in connection with the Merger, including resulting expense or delay in closing of the proposed transactions; (h) the failure of the proposed transactions to close for any other reason; (i) the diversion of the attention of the Company and LivePerson management from ongoing business operations; (j) unexpected costs, liabilities, charges or expenses resulting from the proposed transactions; (k) the risk that the integration of the Company and LivePerson will be more difficult, time-consuming or expensive than anticipated; (l) the risk of customer loss or other business disruption in connection with the proposed transactions, or of the loss of key employees; (m) the fact that unforeseen liabilities of the Company or LivePerson may exist; (n) changes in applicable laws or regulations and extensive and evolving government regulations that impact the Company’s or LivePerson’s operations and business; (o) investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings, including with respect to AI technology; (p) risks that the Company may not be able to manage strains associated with its growth; (q) dependence on key personnel; (r) stock price volatility; (s) the Company’s and LivePerson’s ability to protect their intellectual property and litigation risks; (t) the risk that LivePerson’s usage patterns, customer renewals, customer outcomes and similar metrics differ from expectations; (u) the risk of cybersecurity incidents or breaches impacting LivePerson’s business; (v) the risks related to the use and regulation of artificial intelligence and machine learning; (w) general economic, financial, legal, political and business conditions; and (x) other risks inherent in the Company’s and LivePerson’s businesses.

All such factors are difficult to predict, are beyond the Company’s and LivePerson’s control, and are subject to additional risks and uncertainties, including those detailed in the Company’s annual report on Form 10-K for the year ended December 31, 2025 and those detailed in LivePerson’s annual report on Form 10-K for the year ended December 31, 2025. These risks, as well as other risks related to the proposed transaction, will be included in the Form S-4 and proxy statement/prospectus (each as defined below) that the Company and LivePerson intend to file with the SEC in connection with the proposed transaction. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither the Company nor LivePerson undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication is not intended to be, and shall not constitute, an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of LivePerson and that will also constitute a prospectus of the Company with respect to the shares of the Company common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be filed with the SEC by, and mailed to shareholders of, LivePerson. Each of the Company and LivePerson may also file other relevant documents with the SEC regarding the proposed transaction.

This communication is not a substitute for the Form S-4, the proxy statement/prospectus or any other document that the Company or LivePerson may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOUNDHOUND AND LIVEPERSON ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available), as well as other filings containing information about the Company and LivePerson, free of charge on the SEC’s website at www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge on the Company’s website at https://investors.soundhound.com/financial-information/sec-filings. Copies of the documents filed with, or furnished to, the SEC by LivePerson will be available free of charge on LivePerson’s website at https://ir.liveperson.com/financial-information/sec-filings. The information included on, or accessible through, the Company’s or LivePerson’s website is not incorporated by reference into this communication.

Participants in the Solicitation

The Company, LivePerson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders under the heading “Proposal 1 – Election of Directors”, which was filed with the SEC on April 9, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001840856/000121390026041978/ea0285618-01.htm. Information about the directors and executive officers of LivePerson and their ownership of LivePerson equity interests can be found in the section entitled “Ownership of Securities” included in LivePerson's definitive proxy statement in connection with its Special Meeting of Stockholders, which was filed with the SEC on September 17, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1102993/000110299325000159/lpsn-20250917.htm; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by LivePerson's directors and executive officers; and in other documents filed by LivePerson with the SEC. Additional information regarding the interests of the participants in the solicitation of proxies will be included in the Form S-4, the proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available. You should read the Form S-4 and the proxy statement/prospectus carefully when available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Merger Agreement, dated as of April 21, 2026, by and among SoundHound AI, Inc., Lightspeed Merger Sub Inc. and LivePerson, Inc.
10.1*	Notes Restructuring Agreement, dated as of April 21, 2026, by and among SoundHound AI, Inc., LivePerson, Inc. and each holder of LivePerson’s Second Lien Senior Subordinated Secured Notes due 2029.
99.1	Joint Press Release of SoundHound AI, Inc. and LivePerson, Inc., dated April 21, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) and (a)(6) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUNDHOUND AI, INC.

Date: April 21, 2026	By:	/s/ Keyvan Mohajer
	Name:	Keyvan Mohajer
	Title:	Chief Executive Officer